NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Developing Markets Fund
(formerly, Gartmore NVIT Developing Markets Fund)

Supplement dated February 18, 2011
to the Summary Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Under the heading “Portfolio Management – Portfolio Managers,” the reference to the portfolio managers for Barings is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Roberto Lampl	Senior Portfolio Manager, Barings	Since March 2010
Mark Julio, CFA	Portfolio Manager, Barings	Since April 2008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE